                                                                     EXHIBIT 1.1



FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999


Available Amount to Note Holders:                                                    5,351,457.53

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                  -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                 -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                           665,850.78
          (b) Servicer Fees from current and prior Collection Period                    42,150.33
          (c) Servicing Charges inadvertantly deposited in Collection Account                   -
(iv)      Current and unpaid Back-up Servicing Fees                                      1,686.01
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                 10,729.80
          Adjustment to prior month premium amount                                              -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture
            Trustee Fees                                                                   291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                         -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                               -
          Adjustment to prior month Class A-1 Note Interest                                     -
          Class A-2 Note Interest                                                       11,666.69
          Class A-3 Note Interest                                                      272,663.71
          Class A-4 Note Interest                                                      202,342.75
(ix)      Class B-1 Note Interest                                                       11,471.22
(x)       Letter of Credit Bank Fee and unpaid amounts                                     916.37
(xi)      Class B-2 Note Interest                                                       10,746.46
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                               -
          Class A-2 Principal Distribution Amount                                    2,204,729.36
          Class A-3 Principal Distribution Amount                                    1,652,961.04
          Class A-4 Principal Distribution Amount                                               -
(xiii)    Note Insuer Reimbursement Amount                                                      -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1
            Overdue Principal                                                           83,862.83
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2
            Overdue Principal                                                           83,862.83
(xvi)     Letter of Credit Reimbursement Amount                                                 -
(xvii)    Class B-3 Note Interest                                                       11,662.83
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3
            Overdue Principal                                                           83,862.83
(xix)     Excess Indenture Trustee Expenses over those permitted by
            Section 7.07(a)(ii)                                                                 -
(xx)      Letter of Credit Additional Reimbursement Amount                                      -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                  -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED DECEMBER 1, 1999


(xxii)    Remaining Amount to Residual Holder                                                   -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                    -
          Class A-2 additional Principal Distribution Amount                                    -
          Class A-3 additional Principal Distribution Amount                                    -
          Class A-4 additional Principal Distribution Amount                                    -
          Class B-1 additional Principal Distribution Amount                                    -
          Class B-2 additional Principal Distribution Amount                                    -
          Class B-3 additional Principal Distribution Amount                                    -


          Reviewed By:



          --------------------------------------------------------------------
          E. ROGER GEBHART
          SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED DECEMBER 1, 1999



                         Initial        Beginning        Base        Additional         Total            Ending        Ending
                        Principal       Principal      Principal     Principal       Principal        Principal      Certificate
     Class               Balance         Balance      Distribution  Distribution    Distribution        Balance        Factor
----------------     --------------   -------------   ------------  ------------    ------------    -------------    -----------

Class A-1             32,998,000.00         --             --             --              --              --          0.0000000
Class A-2             85,479,000.00    2,204,729.36   2,204,729.36        --         2,204,729.36         --          0.0000000
Class A-3             51,527,000.00   51,527,000.00   1,652,961.04        --         1,652,961.04   49,874,038.96     0.9679205
Class A-4             38,238,000.00   38,238,000.00        --             --              --        38,238,000.00     1.0000000
                     --------------   -------------   ------------  ------------    -------------   -------------
Total Class A        208,242,000.00   91,969,729.36   3,857,690.40        --         3,857,690.40   88,112,038.96     0.4231233
Class B-1              4,527,000.00    1,999,341.95      83,862.83        --            83,862.83    1,915,479.11     0.4231233
Class B-2              4,527,000.00    1,999,341.95      83,862.83        --            83,862.83    1,915,479.11     0.4231233
Class B-3              4,527,000.00    1,999,341.95      83,862.83        --            83,862.83    1,915,479.11     0.4231233
                     --------------   -------------   ------------  ------------    -------------   -------------
Total                221,823,000.00   97,967,755.20   4,109,278.91        --         4,109,278.91   93,858,476.29

ADCPB at end of Collection Period                                                   96,967,641.34
                                                                                    -------------
Excess of ending ADCPB over ending note balance                                      3,109,165.05
Floor                                                                                4,527,025.86
                                                                                    -------------
Difference                                                                          (1,417,860.81)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of November 30, 1999                                       2,510,583.29
     Investment earnings on amounts in Collection Account                                          9,542.94
     Payments due Collection Account from last 3 business days of Collection Period              997,457.92
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                            1,833,873.38
                                                                                              -------------
     Available Funds on Payment Date                                                           5,351,457.53
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      5,351,457.53
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      5,351,457.53
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          665,850.78
     Unreimbursed Servicer Advances paid                                                         665,850.78
                                                                                              -------------
     Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,685,606.75
SERVICER FEES
     Servicer Fees due                                                                            42,150.33
     Servicer Fees paid                                                                           42,150.33
                                                                                              -------------
     Servicer Fees remaining unpaid                                                                 --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,643,456.42
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,643,456.42
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                                     1,686.01
     Back-up Servicer Fees paid                                                                    1,686.01
                                                                                              -------------
     Back-up Servicer Fees remaining unpaid                                                         --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,641,770.41
PREMIUM AMOUNT
     Premium Amount due                                                                           10,729.80
     Premium Amount paid                                                                          10,729.80
                                                                                              -------------
     Premium Amount remaining unpaid                                                                --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,631,040.61
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       291.67
     Indenture Trustee Fee paid                                                                      291.67
                                                                                              -------------
     Indenture Trustee Fee remaining unpaid                                                         --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,630,748.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                              -------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                              -------------
     Indenture Trustee Expenses unpaid                                                              --

REMAINING AVAILABLE FUNDS                                                                      4,630,748.94
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                        --
     Class A-2 Note Interest                                                                      11,666.69
     Class A-3 Note Interest                                                                     272,663.71
     Class A-4 Note Interest                                                                     202,342.75
                                                                                              -------------
     Total Class A Interest due                                                                  486,673.15
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,144,075.79
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  11,471.22
     Class B-1 Note Interest paid                                                                 11,471.22
                                                                                              -------------
     Class B-1 Note Interest remaining unpaid                                                       --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,132,604.56
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                                   916.37
     Letter of Credit Bank Fee paid                                                                  916.37
                                                                                              -------------
     Letter of Credit Bank Fee remaining unpaid                                                     --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,131,688.20
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  10,746.46
     Class B-2 Note Interest paid                                                                 10,746.46
                                                                                              -------------
     Class B-2 Note Interest remaining unpaid                                                       --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,120,941.74
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            3,857,690.40
     Class A Note Principal Balance as of preceding Payment Date                              91,969,729.36
                                                                                              -------------
     Class A Base Principal Distribution Amount paid                                           3,857,690.40
                                                                                              -------------
     Class A Base Principal Distribution Amount remaining unpaid                                    --

     Class A-1 Note Principal Balance as of preceding Payment Date                                  --
     Class A-1 Base Principal Distribution Amount paid                                              --
                                                                                              -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                              -------------

     Remaining Class A Base Principal Distribution Amount                                      3,857,690.40
                                                                                              -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                             2,204,729.36
     Class A-2 Base Principal Distribution Amount paid                                         2,204,729.36
                                                                                              -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A Base Principal Distribution Amount                                      1,652,961.04
                                                                                              -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                            51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                         1,652,961.04
                                                                                              -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                      49,874,038.96

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                              -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                            38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                              --
                                                                                              -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                      38,238,000.00

REMAINING AVAILABLE FUNDS                                                                        263,251.33

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                           --
     Note Insuer Reimbursement Amount paid                                                          --
                                                                                              -------------
     Note Insuer Reimbursement Amount remaining unpaid                                              --
REMAINING AVAILABLE FUNDS                                                                        263,251.33

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                             1,999,341.95
     Class B-1 Base Principal Distribution due                                                    83,862.83
     Class B-1 Base Principal Distribution paid                                                   83,862.83
                                                                                              -------------
     Class B-1 Base Principal Distribution remaining unpaid                                         --
     Class B-1 Note Principal Balance after distribution on Payment Date                       1,915,479.11

REMAINING AVAILABLE FUNDS                                                                        179,388.50

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                             1,999,341.95
     Class B-2 Base Principal Distribution due                                                    83,862.83
     Class B-2 Base Principal Distribution paid                                                   83,862.83
                                                                                              -------------
     Class B-2 Base Principal Distribution remaining unpaid                                         --
     Class B-2 Note Principal Balance after distribution on Payment Date                       1,915,479.11

REMAINING AVAILABLE FUNDS                                                                         95,525.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                                      --
     Letter of Credit Reimbursement Amount paid                                                     --
                                                                                              -------------
     Letter of Credit Reimbursement Amount remaining unpaid                                         --
REMAINING AVAILABLE FUNDS                                                                         95,525.66
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                  11,662.83
     Class B-3 Note Interest paid                                                                 11,662.83
                                                                                              -------------
     Class B-3 Note Interest remaining unpaid                                                       --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                         83,862.83

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                             1,999,341.95
     Class B-3 Base Principal Distribution due                                                    83,862.83
     Class B-3 Base Principal Distribution paid                                                   83,862.83
                                                                                              -------------
     Class B-3 Base Principal Distribution remaining unpaid                                            0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                       1,915,479.11

REMAINING AVAILABLE FUNDS                                                                           --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                              -------------
     Remaining Indenture Trustee Expenses unpaid                                                    --
REMAINING AVAILABLE FUNDS                                                                           --

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                           --
     Additional Letter of Credit Reimbursement Amount paid                                          --
                                                                                              -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                              -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
REMAINING AVAILABLE FUNDS                                                                           --

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                         1,417,860.81

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                           --

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      --
     Adjusted Principal Distribution Sharing Ratio                                                   93.878%
                                                                                              -------------
     Additional Principal Distribution to Class A                                                   --

     Class A Note Principal Balance after payment above                                       88,112,038.96
                                                                                              -------------
     Class A additional Principal Distribution Amount paid                                          --
                                                                                              -------------
     Excess cash after payment of additional Class A Principal Distribution                         --

     Class A-1 Note Principal Balance after payment above                                           --
     Class A-1 additional Principal Distribution Amount paid                                        --
                                                                                              -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                            --
                                                                                              -------------

     Remaining Class A additional Principal Distribution Amount                                     --
                                                                                              -------------

     Class A-2 Note Principal Balance after payment above                                           --
     Class A-2 additional Principal Distribution Amount paid                                        --
                                                                                              -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                            --

     Remaining Class A additional Principal Distribution Amount                                     --
                                                                                              -------------

     Class A-3 Note Principal Balance after payment above                                     49,874,038.96
     Class A-3 additional Principal Distribution Amount paid                                        --
                                                                                              -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                      49,874,038.96

     Remaining Class A additional Principal Distribution Amount                                     --
                                                                                              -------------

     Class A-4 Note Principal Balance after payment above                                     38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                        --
                                                                                              -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                      38,238,000.00
                                                                                              -------------

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      --
     Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                              -------------
     Additional Principal Distribution to Class B-1                                                 --

     Class B-1 Note Principal Balance after payment above                                      1,915,479.11
     Class B-1 additional Principal Distribution paid                                               --
                                                                                              -------------
     Class B-1 Note Principal Balance after distribution on Payment Date                       1,915,479.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      --
     Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                              -------------
     Additional Principal Distribution to Class B-2                                                 --

     Class B-2 Note Principal Balance after payment above                                      1,915,479.11
     Class B-2 additional Principal Distribution paid                                               --
                                                                                              -------------
     Class B-2 Note Principal Balance after distribution on Payment Date                       1,915,479.11

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                                      --
     Adjusted Principal Distribution Sharing Ratio                                                    2.041%
                                                                                              -------------
     Additional Principal Distribution to Class B-3                                                 --

     Class B-3 Note Principal Balance after payment above                                      1,915,479.11
     Class B-3 additional Principal Distribution paid                                               --
                                                                                              -------------
     Class B-3 Note Principal Balance after distribution on Payment Date                       1,915,479.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                           101,160,783.08
      ADCPB, end of Collection Period                                                  96,967,641.34
                                                                                      --------------
      Base Principal Amount                                                             4,193,141.74

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   1,881,178.79
      Servicing Advances collected during the current Collection Period                 1,215,328.01
                                                                                      --------------
      Unreimbursed Servicing Advances as of current Determination Date                    665,850.78

CALCULATION OF INTEREST DUE

                Beginning                         Current                     Total
                Principal        Interest        Interest      Overdue       Interest
 Class           Balance           Rate             Due        Interest        Due
-----------   -------------    ------------    ------------    --------     -----------

Class A-1           --            5.7325%           --             --           --
Class A-2      2,204,729.36       6.3500%         11,666.69        --         11,666.69
Class A-3     51,527,000.00       6.3500%        272,663.71        --        272,663.71
Class A-4     38,238,000.00       6.3500%        202,342.75        --        202,342.75
Class B-1      1,999,341.95       6.8850%         11,471.22        --         11,471.22
Class B-2      1,999,341.95       6.4500%         10,746.46        --         10,746.46
Class B-3      1,999,341.95       7.0000%         11,662.83        --         11,662.83
              -------------                      ----------     -------      ----------
              97,967,755.20       6.3762%        520,553.67        --        520,553.67

CALCULATION OF PRINCIPAL DUE

                   Base              Base                             Total
                Principal         Principal          Overdue        Principal
  Class        Amount Pct.         Amount           Principal          Due
----------     -----------      ------------        ---------      ------------

Class A           92.0%         3,857,690.40            --         3,857,690.40
Class B-1          2.0%            83,862.83            --            83,862.83
Class B-2          2.0%            83,862.83            --            83,862.83
Class B-3          2.0%            83,862.83            --            83,862.83
                                ------------        ---------      ------------
                                4,109,278.91            --         4,109,278.91

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                          101,160,783.08
      Servicer Fee Rate                                                        0.500%
      One-twelfth                                                               1/12
                                                                      --------------
      Servicer Fee due current period                                      42,150.33
      Prior Servicer Fee arrearage                                               --
                                                                                 --
      Servicer Fee due                                                     42,150.33

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                          101,160,783.08
      Back-up Servicer Fee Rate                                                0.020%
      One-twelfth                                                               1/12
                                                                      --------------
      Back-up Servicer Fee due Current Period                               1,686.01
      less overpayment from prior period                                         --
      Prior Back-up Servicer Fee Arrearage                                       --
                                                                      --------------
      Back-up Servicer Fee due                                              1,686.01

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding
        Collection Period                                              91,969,729.36
      Premium Rate                                                             0.140%
      One-twelfth                                                               1/12
                                                                      --------------
      Premium Amount due Current Period                                    10,729.80
      Prior Premium Amount arrearage                                             --
                                                                      --------------
      Total Premium Amount due                                             10,729.80

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                291.67
      Prior Indenture Trustee Fee arrearage                                      --
                                                                      --------------
      Total Indenture Trustee Fee due                                         291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance
        as of Deter. Date)                                              1,999,341.95
      Letter of Credit Bank Fee Rate                                            0.55%
      One-twelfth                                                               1/12
                                                                      --------------
      Letter of Credit Bank Fee due Current Period                            916.37
      Letter of Credit Bank Fee arrearage                                        --
                                                                      --------------
      Total Letter of Credit Bank Fee arrearage due                           916.37

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                   --
      Prior Letter of Credit Reimbursement Amount arrearage                      --
                                                                      --------------
      Total Letter of Credit Reimbursement Amount due                            --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                             --
      Prior Indenture Trustee Expenses arrearage                                 --
                                                                      --------------
      Total Indenture Trustee Expenses due                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED DECEMBER 1, 1999


ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due
        current period                                                           --
      Prior Additional Letter of Credit Reimbursement Amount
        arrearage                                                                --
                                                                      --------------
      Total Additional Letter of Credit Reimbursement Amount due                 --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement
        - current period                                                         --
      Prior Other Amounts Due Servicer under Servicing Agreement
        - arrearage                                                              --
                                                                      --------------
      Total Other Amounts Due Servicer under Servicing Agreement                 --

FLOOR CALCULATION
      Initial ADCPB                                                   226,351,292.85
      Floor percent                                                             2.00%
                                                                      --------------
      Floor                                                             4,527,025.86

      ADCPB as of end of immediately preceding Collection Period       96,967,641.34

      Aggregate Note Balances prior to any payment on current
        Payment Date                                                   97,967,755.20
      Payments on payment date prior to application of Floor
        Amount, if any
      Class A                                                           3,857,690.40
      Class B-1                                                            83,862.83
      Class B-2                                                            83,862.83
      Class B-3                                                            83,862.83
                                                                      --------------
      Total Base Principal Amount distributions on current
        payment date                                                    4,109,278.91
                                                                      --------------
      Aggregate Note Balance after payment of Base Principal Amount    93,858,476.29
                                                                      --------------
      Excess of ADCPB over Ending Note Balances                         3,109,165.05

      Difference between excess and floor                               1,417,860.81

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED DECEMBER 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                  Yes/No
                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                      No
     B) Note Insuer has Made a Payment (Yes/No)                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                             No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                  Yes/No
                                                                                                  ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                 No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date,
     the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
     Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
     Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
     may be.                                                                                        No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                          Event                                                     Yes/No
     ----------  -----------------------------------------------------------------------------   --------

     6.01(i)     Failure to make payment required                                                   No
     6.01(ii)    Failure to submit Monthly Statement                                                No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                      No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                 No
     6.01(vi)    Order of judgement in excess of $500,000                                           No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn
                  or dismissed within 60 days                                                       No
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement          No
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No